Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant To Section 13 or 15(d) Of
                      The Securities Exchange Act of 1934

                        Date of Report:  August 24, 2006

                       RICK'S CABARET INTERNATIONAL, INC.
             (Exact Name of Registrant As Specified in Its Charter)

           Texas                        0-26958                  76-0037324
(State Or Other Jurisdiction          (Commission               IRS Employer
     of Incorporation)                File Number)           Identification No.)

                                10959 Cutten Road
                              Houston, Texas 77066
          (Address Of Principal Executive Offices, Including Zip Code)

                                 (281) 397-6730
              (Registrant's Telephone Number, Including Area Code)


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ITEM 2.01     COMPLETION OF ACQUISITION OF ASSETS.

     On August 24, 2006, our wholly owned subsidiary, RCI Debit Services, Inc., a Texas corporation ("RCI Debit"), completed the acquisition of 100% of the membership interest (the "Membership Interest") in New Spiros, LLC (the "New Spiros"), and 99% of the partnership interest (the "Partnership Interest") in Spiros Partners, Ltd. (the "Partnership"), which owns and operates an adult entertainment cabaret known as "Centerfolds" (the "Business"). New Spiros is the general partner of the Partnership.

     Pursuant to a Purchase Agreement and Amended Purchase Agreement, RCI Debit acquired the Membership Interest and Partnership Interest for a total purchase price of $2,150,000, payable $450,000 in cash at closing and $1,700,000 payable in a five year promissory note bearing interest at the rate of 7.5% per annum (the "Long Term Note"). Certain members of the prior ownership structure entered a five-year covenant not to compete with RCI Debit or the Business.

     As part of the transaction, our wholly owned subsidiary, RCI Holdings, Inc., a Texas corporation ("RCI Holdings"), acquired the real property where the Business is located at 5418 Brewster, San Antonio, Texas (the "Real Property") from SK&BB Holdings, L.P. ("SK&BB"), an affiliate of New Spiros and the Partnership. RCI Holdings paid a total purchase price of $750,000, payable
$150,000 in cash at closing and $600,000 payable by assuming the existing promissory note bearing interest at the rate of 12% per annum (the "Promissory Note") (as further discussed below).

     We  intend  to  change  the  name  of  the  Business  to  Rick's  Cabaret.

     The terms and conditions of the transaction were the result of extensive arm's length negotiations between the parties. A copy of the press release related to this transaction is attached hereto as Exhibit 99.1.

ITEM 2.03     CREATION OF A DIRECT FINANCIAL OBLIGATION.

Business Acquisition:
--------------------

     As part of the acquisition of the Membership Interest and Partnership Interest, RCI Debit executed a Long Term Note in the principal amount of $1,700,000 bearing simple interest at the rate of 7.5% per annum which is payable:

     (i) in twenty-four (24) monthly installments of principal and interest in the amount of $40,769.83 each, with the first installment being due and payable thirty (30) days after the closing date, with subsequent installments being due and payable on the same day of each successive month, through August 2008; and

     (ii) thereafter commencing with the 25th month through the 59th month in equal monthly installments of principal and interest in the amount of $9,270.12 each, with the next such installment being due and payable on the same day of the month in September 2008, and with subsequent installments in like amount being due and payable on the same day of each successive month through July 2011, with a final payment of $785,321.04 being due and payable thirty (30) days thereafter being the final maturity of the Long Term Note, when the entire unpaid principal balance, whether the same or different from the above stated balance, and all unpaid accrued interest owing, together with all other charges, if any, will be due and payable in full.

The Long Term Note is secured by a lien on the Real Property inferior only to the existing lien on the Promissory Note and the lien granted to SK&BB under the Bridge Note (discussed below), as well as all of the capital stock of the Buyer, all of the Membership Interest and Partnership Interest, and a security interest in the assets of the Business.

Real Property Acquisition:
-------------------------

     RCI Holdings paid a total purchase price of $750,000 for the acquisition of the Real Property, payable $150,000 in cash at closing and $600,000 payable by assuming and modifying the existing Promissory Note bearing interest at the rate of 12% per annum, the obligations of which are payable as follows:

     A. As a condition to allowing RCI Holdings to assume the Promissory Note, the holder of the Promissory Note required a pre-payment of $200,000 by New Spiros, the Partnership, or SK&BB which was paid at closing and which reduced the principal amount of the Promissory Note to $400,000. In addition, the holder of the Promissory Note required that we guarantee the Promissory Note, which we did.

     B. At closing, RCI Holdings entered a Modification and Extension Agreement (the "Modification") with the holder of the Promissory Note for the payment of the remaining balance under the Promissory Note. Under the terms of the Modification, RCI Holdings is obligated to pay monthly interest-only payments. The maturity date of the Promissory
          Note is March 31, 2007, at which time RCI Holdings is obligated to pay the entire amount of principal and interest remaining unpaid under the Promissory Note. The Promissory Note is secured by a first lien on the Real Property.

     C. To fulfill the balance of its obligations for the acquisition of the Real Property, RCI Holdings executed a new promissory note payable to SK&BB in the principal amount of $200,000 bearing interest at the rate of 12% per annum (the "Bridge Note"). The Bridge Note is payable as follows:

          (i) interest only for months one (1) through (5) with the first payment being due thirty (30) days after the Closing Date; and

          (ii) A final lump sum payment for the remaining balance of said Bridge Note due one hundred eighty (180) days after the Closing Date.

The Bridge Note is secured by a lien on the Real Property inferior only to the existing lien on the Promissory Note.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

     The financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) are not available. Such financial statements will be filed no later than November 7, 2006.

(c)     Exhibits

Exhibit   Description
-------   -----------

10.1 Purchase Agreement (filed as Exhibit 10.1 to our Form 8-K filed with the SEC on August 10, 2006)
10.2 Amended Purchase Agreement (filed as Exhibit 10.2 to our Form 8-K filed with the SEC on August 10, 2006)
10.3 Promissory Note dated August 24, 2006 in the principal amount of $1,700,000 ("Long Term Note")
10.4 Promissory Note dated August 24, 2006 in the principal amount of $200,000 ("Bridge Note")
10.5      Modification  and  Extension  Agreement  dated  August  24,  2006
99.1      Press  release  dated  August  24,  2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RICK'S CABARET INTERNATIONAL, INC.


Date:     August 28, 2006
                                        /s/     Eric Langan
                                        ----------------------------------------
                                        By:     Eric Langan
                                                Chairman, President,
                                                Chief Executive Officer and
                                                Chief Financial Officer